Supplement, dated October 7, 2005,
                                     to the
       Prospectus, dated May 2, 2005, of Seligman High Income Fund Series,
                                 (the "Series")
                                on behalf of its
             Seligman U.S. Government Securities Series (the "Fund")

This Supplement supersedes and replaces the Supplement, dated June 21, 2005, to the Prospectus of the Fund.

On June 20, 2005, the Board of Trustees of the Series approved the proposals summarized below. Each of these proposals is subject to shareholder approval. The Special Meeting of Shareholders to vote on such proposals, originally scheduled for September 27, 2005, has been adjourned to October 24, 2005. A proxy statement regarding such proposals was mailed in early August to shareholders of record as of July 5, 2005.

I.    Investment Objective and Fundamental Strategy of the Fund

      The Board approved, and the shareholders of the Fund will be asked to approve, a change to the Fund's investment objective as follows:

      Current Investment Objective         Proposed Investment Objective
      ----------------------------         -----------------------------
      High current income                  Provide a high level of current
                                           income consistent with prudent
                                           investment risk

      In connection with the change in objective, shareholders will be asked to approve the elimination of the following fundamental strategy of the Fund:

      [E]xcept for temporary defensive purposes, [the Fund] will invest at least 80% of its total assets in direct obligations of the U.S. Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds, and in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") which are backed by the full faith and credit of the U.S. Government and have maturities greater than one year at the date of purchase by the Fund.

      The fundamental strategy would be replaced with a non-fundamental strategy (i.e., one that may be changed by the Board of Trustees without shareholder approval) as follows:

      The Fund will invest at least 80% of its net assets in U.S. Government Securities, which are debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or a government sponsored enterprise.

      The principal effect of these changes would be to permit the Fund to invest more than 20% of its net assets in securities issued by U.S. government agencies and government sponsored enterprises that are not backed by the full faith and credit of the U.S. government.

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      In the event such changes are approved by shareholders, the name of the
Fund will be changed to "Seligman U.S. Government Securities Fund." The name change does not require shareholder approval.

II.   Fundamental Restrictions of the Fund

      The Board has approved, and the shareholders of the Funds will be asked to approve, the amendment or elimination of certain fundamental restrictions of the Fund. The proposed revisions can generally be described in one of three ways:
(i) fundamental restrictions that the Board recommends amending, (ii) fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and (iii) fundamental restrictions that Board recommends eliminating. Non-fundamental restrictions may be adopted and changed by the Board without shareholder action. The Manager does not currently plan to make material modifications to the Fund's investment program as a result of these changes if Fund shareholders approve them. However, if shareholders approve changes to the Fund's policy with respect to investment in commodities and commodity contracts, the Manager would expect to seek Board approval for the Fund to utilize certain futures contracts and potentially other types of derivative instruments if appropriate hedging or investment opportunities arise.